SHORT-TERM BANK BORROWING	12 Months Ended
Dec. 31, 2023
SHORT-TERM BANK BORROWING
SHORT-TERM BANK BORROWING

14.SHORT-TERM BANK BORROWING

	As of December 31,
	2023	2022
East West Bank	$—	$2,000
	$—	$2,000

As of December 31, 2022, the borrowing from East West Bank bore an interest rate of 6% per annum. With Disposal of Renren Finance Inc and its subsidiaries and VIEs and VIEs’ subsidiaries (Note 4), the borrowing was transferred to and assumed by Stanley Star, while the Group was obliged to pay interest expenses on a monthly basis.

Interest expenses were $525, $1,034 and $223, respectively, recorded for bank loans in the consolidated statements of operations and comprehensive income (loss) for the years ended December 31, 2023, 2022 and 2021.